UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 14, 2011
The Navigators Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-15886	13-3138397

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 International Drive, Rye Brook, NY	10573

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (914) 934-8999
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On January 14, 2011, the Company announced that its subsidiary, Navigators Insurance Company, entered into a transaction with Tower Insurance Company of New York, a subsidiary of Tower Group, Inc., to sell the renewal rights for its middle market commercial package and commercial automobile business underwritten through the Company’s NAV PAC division. The portfolio of policies subject to the transaction involves gross written premium totaling approximately $33 million in 2010.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit 99.1	Press Release issued by the Company dated January 14, 2011 announcing the sale of renewal rights.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NAVIGATORS GROUP, INC.
By:	/s/ Bruce J. Byrnes
	Name:	Bruce J. Byrnes
	Title:	Senior Vice President & General Counsel

Date: January 18, 2011

EXHIBIT INDEX

Exhibit No.	Exhibit

Exhibit 99.1	Press Release issued by the Company dated January 14, 2011 announcing the sale of renewal rights.

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